May 15, 2002

DEAR FELLOW SHAREHOLDERS:

While we wait impatiently for a turn in the market, let's review our goals for this mutual fund; goals that remain unchanged from the day we opened our doors. Our primary objective continues to be long-term capital appreciation. "Long-term" means over a complete market cycle, which generally runs several years. "Capital appreciation" means an increase in account value. How do we try to achieve our objective of increasing value over a market cycle? First, we invest in emerging and re-emerging growth companies, with the potential to grow faster than established companies. Their share prices also tend to be more volatile. Second, we stay fully invested in the stock market -- so that we don't miss a move up. Sometimes that works to investors' short-term advantage, and sometimes it doesn't. Third, we focus our investments in those market sectors that we believe have the best potential for growth, fewer market sectors than many mutual funds. This tends to magnify performance, both up and down.

Lately we have been experiencing the downside of our strategies, and no one can predict when share prices will improve or how much they will bounce back. Or inch back. Periods of price decline or stagnation are not uncommon.

Yet, viewed from a distance, and despite sometimes disturbing fluctuations, the stock market has remained remarkably persistent. Over the long run, it has continued to go up.

The key words are over the long run. The real challenge in this environment will likely be to have enough patience to wait it out.

COMMUNICATIONS -- AN OVERVIEW

Since we opened the fund, we have significantly expanded our exposure to the health care and life sciences sectors, but we have retained a heavy weighting in the technology area. Our technology investments are spread among a number of sectors, but one of the mainstays has been in communications. Given our long-term commitment to this area, we thought it might be helpful to present an overview of where we've been and where we're going, and what we believe are the driving forces that will once again make this a rewarding arena in which to be invested.

Over the past 18 months, we have all been hurt by the dramatic declines experienced in the telecommunications area. Call it what you will -- the "Perfect Storm" or "Nuclear Winter." Whatever the name, it has clearly impacted the market as a whole and our performance in particular. What happened?

The mid- to late-nineties brought regulatory change and greater competition to the sector. Financial markets opened wide to finance existing players as well as a slew of competitors lured by the "next gold rush." All were chasing after business triggered by the rapid rise of the Internet, which was growing at a rate of 300% per year and causing businesses of all types to rethink how communications services are used. This created a large, rapidly growing opportunity that, unfortunately, all contenders believed was theirs for the taking -- build the infrastructure required to carry this traffic and business would come. An over-build occurred that has now crippled most players in the space and greatly impacted vendors serving those carriers. So here we are, at the moment saddled with too much capacity, carriers that have too much debt and are unable/unwilling to spend, and an economy that is recovering.

In this scenario, what gives us any degree of enthusiasm for the communications area? In a word: demand.

DEMAND DRIVERS

Demand, or traffic growth, is very hard to measure, as carriers are quite secretive about the utilization levels of their networks. The government compiled data on Internet traffic growth (a significant subset of overall traffic growth) until 1995 and found that in the early-to mid-nineties, Internet traffic growth averaged 300% per year. Dr. Lawrence Roberts, one of the fathers of the Internet, undertook new measurements beginning in 2001. His findings indicate that, while growth vacillates over the short-term from 200-450% per year, the average growth has remained at least at prior levels of 300%. This level of growth may appear unsustainable until you consider what drives it.

INCREASING NUMBERS OF USERS

More people are using the Internet every day. In the United States, two million users are added each month. Globally, almost 500 million people use the Internet, but that represents only 8% of the total population. It is expected that another 250-500 million people will start to use the Internet over the next three years.

INCREASING NUMBERS OF MINUTES PER USER

Minutes of use per user are increasing. In the last year, Internet usage has gone from just under 17 1/2 hours to almost 20 hours per user per month. This 13.5% yearly growth acts as a multiplier to the increased number of users. Time per user could well be expected to continue to grow considering how the Internet is creeping into more parts of our lives. Additionally, as more subscribers access the Internet via broadband connections, there is a greater propensity to use the Internet as it offers high-speed "always-on" capabilities. At present, fewer than 20% of Internet users access the net via broadband, a number that should rise dramatically, further fueled by policymakers facilitating better access.

NEW APPLICATIONS

Over time, popular applications are being developed that require more bandwidth, and this trend shows no sign of abating. From simple e-mails and limited web browsing, we have moved to file sharing of music and limited video. Future applications will include full motion video, 3-D multimedia, interactive TV, video on demand, and many more yet to be discovered. New applications boost the overall demands on the network and can serve as a multiplier of usage growth, which helps us understand how Internet traffic can be growing as fast as we think it is.

OVER-CAPACITY OR UNDER-CAPACITY?

Despite the strong outlook for demand, isn't there tremendous over-capacity? No. A multitude of established (also referred to as "incumbent") and start-up carriers laid millions of miles of fiber over the last few years, and we are using but a small percentage of this at present. Specifically, less than 5% of the fiber in the ground for carrying communications traffic is being used. That is a startling statistic, so let's put it into context. As carriers deploy fiber in the ground, they have to pay for labor, right of way, and materials. Since materials represent a small percentage of the total cost, carriers lay as much fiber as they could ever envision using in order to best leverage the overall cost of the deployment. As demand dictates, carriers attach equipment to the fiber in order to send traffic over the fiber. While less than 5% of fiber in the ground is being used, only 5% of fiber in the ground has equipment attached to it and is able to be used.

Equipment costs are typically greater than 90% of the total cost of deploying and enabling the fiber to carry traffic, meaning the vast majority of dollars are still to be spent and will be driven by demand. Studies have shown that most of the 5% that has equipment attached and can carry traffic is currently being used. In evaluations of the twenty-two routes that connect the largest cities in the United States, fourteen of those routes are running at 70% of capacity or more. Only four of the routes are running at less that 50% of capacity. One may think that 70% of capacity leaves 30% to fill, but carriers must plan for peak traffic levels rather than average, and therefore they typically add more capacity at or about the 70% threshold, with some discretion. Increasingly, there are signs that congestion is occurring on the carrier networks. This is degrading performance and may trigger contract penalties related to customer agreements with stated minimum performance levels.

To cite one example of how demand and new applications can quickly disrupt the supply/demand balance, consider this: If just 5% of businesses in the United States extended their Gigabit Ethernet Local Area Network beyond the walls of their office to the Internet by 2005 (essentially, trying to have their Internet access run as fast as their high-speed internal networks), carriers would need to equip all of the fiber in the ground today, and capacity would be exhausted on twenty of the twenty-two routes!

SPENDING -- WHEN DOES IT START TO FLOW?

Much has been written about the poor financial condition of the carriers. While it is true that many over-spent in the last few years, it is far from true that all carriers are in dire shape. Start-up competitors have been falling by the wayside, but many incumbent carriers remain viable. They increased spending to maintain their competitive position but did not over-extend themselves. Now that competition is waning, incumbents are restraining spending, but that too should pass. Sooner or later, they will spend again because they can and because they will have to.

New threats are arising from both cable companies and wireless carriers eating away at the core business of the incumbents. Unlike prior competitors, these have the wherewithal and the customer base to be successful. Incumbent cash flows are strong and should strengthen further as the economy improves. In fact, recent data indicates that operating cash flows at the eight major North American carriers are at the highest levels since 1995. Other widely watched statistics have also reverted to historical levels. By choice, incumbent carriers have slowed spending to conserve cash. At the same time, they have to hold off competitive threats and meet customer service demands. This juggling act has prolonged the industry downturn, but we question how long it can go on.

BOTTOM LINE

As a result of the expected growth in demand, the capacity and quality of service issues that are developing, and the critical nature of communications to our productivity and economic viability, we believe improvements in capital spending will be seen as we move through 2002. This should translate into a better environment for communications systems providers, especially as seasonal strength kicks in. Looking beyond 2002, it is hard to imagine communications not playing a critical role in the world, and we will continue to look for the best companies to take advantage of those ever-emerging opportunities.

Sincerely,

/s/ L.C. KOPP

LEE KOPP
President

REFERENCES:

"Bandwidth Demand Real or Fantasy." Telechoice. Telechoice Perspectives DB Alex Brown Conference Call. 15 Oct. 2001.

"January 2002 Internet Usage Stats." CyberAtlas. 15 Feb. 2002.
<http://cyberatlas.internet.com/big-picture/traffic-patterns>

Maney, Kevin. "Many Fiber-Optic Lines Unused Despite Rising Demand." USA Today. 21 March 2002.

Pastore, Michael. "January 2001 Internet Usage Stats." CyberAtlas. 20 Feb. 2002.
<http://cyberatlas.internet.com/big-picture/traffic-patterns>

Roberts, Lawrence G., et al. Internet Traffic Measurement 2001 & 2002.
<http://www.caspiannnetworks.com/library/presentations/>

Sagawa, Paul. "Telecom Equipment: Capex Also Rises, Carrier Spending to Improve in 2H02; Carrier Equipment Sector to Outperform." Bernstein Research. 25 March 2002.

"The World's Online Populations." CyberAtlas. 21 March 2002.
<http://cyberatlas.internet.com/big-picture/geographics>

"U.S. Internet Population Continues to Grow." CyberAtlas. 6 Feb. 2002.
<http://cyberatlas.internet.com/big-picture/geographics>

                                TOP ten HOLDINGS
------------------------------------------------------

 1.  RATIONAL SOFTWARE CORPORATION (RATL)
 2.  ITRON, INC. (ITRI)
 3.  NEOSE TECHNOLOGIES, INC. (NTEC)
 4.  MACROVISION CORPORATION (MVSN)
 5.  COMPUTER NETWORK TECHNOLOGY CORPORATION
     (CMNT)
 6.  DIGIMARC CORPORATION (DMRC)
 7.  TECHNE CORPORATION (TECH)
 8.  DOCUMENTUM, INC. (DCTM)
 9.  DMC STRATEX NETWORKS, INC. (STXN)
10.  JDS UNIPHASE CORPORATION (JDSU)

                               TOP ten INDUSTRIES
------------------------------------------------------
[PIE CHART]

                                                                                                          APPLICATION
                         SOFTWARE                        RESEARCH                           INFORMATION   DEVELOPMENT
                       APPLICATIONS   WIRELESS   REAGENTS/INSTRUMENTATION   SEMICONDUCTOR    SECURITY        TOOLS
                       ------------   --------   ------------------------   -------------   -----------   -----------
Top ten Industries         14.1        10.9                8.3                  7.5            7.1           6.5

                                                                                               OTHER
                       THERAPEUTICS/SPECIALTY   TELECOMMUNICATION    SEMICAP                   COMMON      CASH &
                             COMPOUNDS              EQUIPMENT       EQUIPMENT   DIAGNOSTICS    STOCK     EQUIVALENTS
                       ----------------------   -----------------   ---------   -----------    ------    -----------
Top ten Industries              5.4                   5.1             4.5          3.90         26.0         0.7

Percentages represent market value as a percentage of total investments on 3/31/02.
--------------------------------------------------------------------------------

             It should not be assumed that our stock selections or
          investment philosophy will be profitable or will equal past performance. Small-cap stocks involve greater risks and
          volatility than those of larger, more established companies.
             Potential for profit involves possibility of loss. The
         President's Letter is for general information only and is not intended to provide specific advice or stock recommendations to any individual. Future investment decisions and commentary may be made under different economic, market, and industry conditions from those existing at the time these comments were prepared.

         This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or
         accompanied by a prospectus. For more information on the Kopp
           Emerging Growth Fund, including charges and expenses, call
         1-888-533-KOPP for a free prospectus. Read it carefully before you invest or send money.

            The opinions in this letter are those of Kopp Investment
          Advisors, are subject to change without notice, and may not come to pass. The Fund should be used in a program of
             diversified investing and not as a complete investment
                                    program.

KOPP EMERGING GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)

-------------------------------------------------------
ASSETS
Investments in securities, at value:
  Investments in securities of
    unaffiliated issuers (cost
    $640,748,158)                        $  542,467,204
  Investments in securities of
    affiliated issuers (cost
    $136,776,415)                            65,135,238
-------------------------------------------------------
Total investments in securities
  (cost $777,524,573)                       607,602,442
Cash                                              1,200
Receivable from capital shares sold           1,275,827
Receivable for securities sold                1,967,015
Income receivable                                 6,133
Deferred organization expenses, net
  of accumulated amortization                     9,709
Prepaid expenses                                 69,861
-------------------------------------------------------
Total Assets                                610,932,187
-------------------------------------------------------
LIABILITIES
Payable for capital shares redeemed             775,001
Payable to investment advisor                   515,135
Payable for service fees                        289,502
Payable for distribution fees                   182,496
Payable to transfer agent                       214,883
Payable to affiliated distributor                51,072
Accrued other expenses                          228,177
-------------------------------------------------------
Total Liabilities                             2,256,266
-------------------------------------------------------
NET ASSETS                               $  608,675,921
-------------------------------------------------------
-------------------------------------------------------
NET ASSETS CONSIST OF
Capital stock                            $      583,632
Paid-in-capital in excess of par            775,550,252
Accumulated undistributed net
  investment loss                            (4,959,986)
Accumulated net realized gains on
  investments                                 7,424,154
Unrealized net depreciation on
  investments                              (169,922,131)
-------------------------------------------------------
Total Net Assets                         $  608,675,921
-------------------------------------------------------
CLASS A
Net Assets                               $  507,141,394
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                48,689,886
Net asset value per share (note 1)       $        10.42
-------------------------------------------------------
Maximum offering price per share
  (note 1)                               $        10.80
-------------------------------------------------------
CLASS C
Net Assets                               $   29,358,192
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 2,876,321
Net asset value and offering price
  per share (note 1)                     $        10.21
-------------------------------------------------------
CLASS I
Net Assets                               $   72,176,335
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 6,796,956
Net asset value, offering price and
  redemption price per share             $        10.62
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF OPERATIONS
For the six months ended March 31, 2002 (Unaudited)


-------------------------------------------------------
INVESTMENT INCOME
Interest                                   $     78,393
Dividends (net of withholding tax of
  $419)                                           5,722
-------------------------------------------------------
Total investment income                          84,115
-------------------------------------------------------
EXPENSES
Investment advisory fee                       3,137,434
Service fees -- Class A                         655,973
Service fees -- Class C                          36,177
12b-1 fees -- Class A                           262,389
12b-1 fees -- Class C                           108,531
Transfer agent fees and expenses                389,392
Fund administration fees                        184,872
Custody fees                                     51,714
Fund accounting fees                             47,784
Reports to shareholders                          46,172
Federal and state registration fees              31,676
Professional fees                                20,330
Directors' fees and expenses                     14,966
Amortization of deferred organization
  expenses                                        9,661
Other expenses                                   47,030
-------------------------------------------------------
Total expenses                                5,044,101
-------------------------------------------------------
NET INVESTMENT LOSS                          (4,959,986)
-------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized gain on investment
  transactions:
  Net realized gain on investment
    transactions of unaffiliated
    issuers                                  11,126,699
  Net realized loss on investment
    transactions of affiliated issuers       (1,244,989)
Change in unrealized appreciation on
  investments                                94,029,055
-------------------------------------------------------
Net gain on investments                     103,910,765
-------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $ 98,950,779
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                               Six Months Ended      Year Ended
                                                                March 31, 2002      September 30,
                                                                 (Unaudited)            2001

--------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                              $ (4,959,986)     $   (12,257,755)
Net realized gain (loss) on investments                             9,881,710           (2,211,985)
Change in unrealized appreciation (depreciation) on
  investments                                                      94,029,055       (1,058,867,520)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                       98,950,779       (1,073,337,260)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gain on investments:
  Class A                                                                  --          (83,301,619)
  Class C                                                                  --           (3,326,453)
  Class I                                                                  --          (13,299,156)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from distributions to
  shareholders                                                             --          (99,927,228)
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Class A:
    Proceeds from shares sold                                      80,075,206          250,444,760
    Net asset value of shares issued from reinvestment of
     distributions                                                         --           77,293,123
    Cost of shares redeemed                                       (68,073,843)        (140,693,679)
  Class C:
    Proceeds from shares sold                                       5,632,214           28,374,385
    Net asset value of shares issued from reinvestment of
     distributions                                                         --            2,922,014
    Cost of shares redeemed                                        (2,241,448)          (8,134,940)
  Class I:
    Proceeds from shares sold                                       2,653,545           10,617,081
    Net asset value of shares issued from reinvestment of
     distributions                                                         --           13,298,095
    Cost of shares redeemed                                        (1,295,720)         (13,862,613)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share
  transactions                                                     16,749,954          220,258,226
--------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           115,700,733         (953,006,262)
--------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                               492,975,188        1,445,981,450
--------------------------------------------------------------------------------------------------
End of period                                                    $608,675,921      $   492,975,188
--------------------------------------------------------------------------------------------------


                     See Notes to the Financial Statements.

                    (This page is intentionally left blank.)

KOPP EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                         Six Months
                                            Ended        Year Ended     Year Ended      Year Ended      Year Ended
                                          Mar. 31,       Sept. 30,      Sept. 30,       Sept. 30,       Sept. 30,
                                            2002            2001           2000            1999            1998
                                         ----------      ----------     ----------      ----------      ----------
                                           Class A        Class A        Class A         Class A         Class A
                                         (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period        $ 8.64          $30.78          $11.89         $ 5.81          $10.00

--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                          (0.09)(3)       (0.22)(3)       (0.38)(2)      (0.14)(3)       (0.09)(3)
Net realized and unrealized gain (loss)
  on investments                              1.87          (19.83)          19.27           6.22           (4.10)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations              1.78          (20.05)          18.89           6.08           (4.19)

--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from net realized gain          --             (2.09)           --             --              --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $10.42          $ 8.64          $30.78         $11.89          $ 5.81

--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)         $507,142        $412,503      $1,201,524       $404,630        $216,533
Ratio of expenses to average net assets       1.62%(8)        1.60%           1.68%(9)       1.50%(4)        1.50%(4)
Ratio of net investment loss to average
  net assets                                 (1.59)%(8)      (1.43)%         (1.55)%(9)     (1.44)%(6)      (1.30)%(6)
Portfolio turnover rate(10)                    9.0%(12)        6.6%           21.9%          41.3%           19.7%
Total return(11)                             20.60%(12)     (69.58)%        158.87%        104.65%         (41.90)%

--------------------------------------------------------------------------------------------------------------------------


(1) Commencement of operations for Class C.

(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.

(3) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

(4) Absent voluntary fee waivers for the years ended September 30, 1999 and 1998, respectively, the ratios of expenses to average net assets would have been 1.70% and 1.81% for Class A and 1.35% and 1.46% for Class I.

(5) Absent voluntary fee waivers for the period ended February 19, 1999 through September 30, 1999, the annualized ratio of expenses to average net assets would have been 2.31% for Class C.

(6) Absent voluntary fee waivers for the years ended September 30, 1999 and 1998, respectively, the ratios of net investment loss to average net assets would have been (1.64)% and (1.61)% for Class A and (1.29)% and (1.26)% for Class I.

                                                                                                                    Feb. 19,
Six Months                                                              Six Months                                  1999(1)
   Ended        Year Ended   Year Ended     Year Ended    Year Ended       Ended       Year Ended   Year Ended      through
 Mar. 31,       Sept. 30,    Sept. 30,      Sept. 30,     Sept. 30,      Mar. 31,      Sept. 30,    Sept. 30,      Sept. 30,
   2002            2001         2000           1999          1998          2002           2001         2000           1999
----------      ----------   ----------     ----------    ----------    ----------     ----------   ----------     ---------
  Class I        Class I      Class I        Class I       Class I        Class C       Class C      Class C        Class C
(Unaudited)                                                             (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
   $ 8.79         $31.17        $12.00        $ 5.84        $10.00         $ 8.49        $30.49       $11.85         $ 8.09

----------------------------------------------------------------------------------------------------------------------------------
    (0.07)(3)      (0.18)(3)     (0.30)(2)     (0.09)(3)     (0.06)(3)      (0.11)(3)     (0.29)(3)    (0.60)(2)      (0.07)(3)
     1.90         (20.11)        19.47          6.25         (4.10)          1.83        (19.62)       19.24           3.83
-----------------------------------------------------------------------------------------------------------------------------
     1.83         (20.29)        19.17          6.16         (4.16)          1.72        (19.91)       18.64           3.76

----------------------------------------------------------------------------------------------------------------------------------
     --            (2.09)         --            --            --             --           (2.09)        --             --
-----------------------------------------------------------------------------------------------------------------------------
   $10.62         $ 8.79        $31.17        $12.00        $ 5.84         $10.21        $ 8.49       $30.49         $11.85

----------------------------------------------------------------------------------------------------------------------------------
  $72,176        $58,767      $200,347       $64,653       $27,577        $29,358       $21,705      $44,111         $1,891
     1.27%(8)       1.25%         1.33%(9)      1.15%(4)      1.15%(4)       2.27%(8)      2.25%        2.33%(9)       2.15%(5)(8)
    (1.24)%(8)     (1.08)%       (1.20)%(9)    (1.09)%(6)    (0.95)%(6)     (2.24)%(8)    (2.08)%      (2.20)%(9)     (2.09)%(7)(8)
      9.0%(12)       6.6%         21.9%         41.3%         19.7%           9.0%(12)      6.6%        21.9%          41.3%
    20.82%(12)    (69.47)%      159.75%       105.48%       (41.60)%        20.26%(12)   (69.79)%     157.30%         46.48%(12)

-----------------------------------------------------------------------------------------------------------------------------


 (7) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the annualized ratio of net investment loss to average net assets would have been (2.25)% for Class C.

 (8) Annualized.

 (9) For the year ended September 30, 2000, the ratio includes Advisor fee waiver recovery (net) of 0.15% for Class A, Class I and Class C.

(10) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(11) Total return excludes sales charges.

(12) Not annualized.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
March 31, 2002 (Unaudited)

Number of                                             Market
  Shares                                              Value

---------------------------------------------------------------
COMMON STOCK -- 99.1%
---------------------------------------------------------------
APPLICATION DEVELOPMENT TOOLS -- 6.5%
 2,110,000   Rational Software Corporation         $ 33,401,300
   330,000   SERENA Software, Inc.                    6,435,000
---------------------------------------------------------------
                                                     39,836,300
---------------------------------------------------------------
ARTHROSCOPY -- 1.2%
   400,000   ArthroCare Corporation                   7,204,000
---------------------------------------------------------------
CARDIOVASCULAR -- 2.2%
   762,500   Endocardial Solutions, Inc.(+)           5,871,250
   200,000   Zoll Medical Corporation                 7,680,000
---------------------------------------------------------------
                                                     13,551,250
---------------------------------------------------------------
DATABASE & DATA WAREHOUSING -- 1.1%
 2,211,986   Brio Software, Inc.(#+)                  5,751,163
    40,000   Cognos, Inc.(f)                          1,098,000
---------------------------------------------------------------
                                                      6,849,163
---------------------------------------------------------------
DIAGNOSTICS -- 3.9%
   500,000   Biosite Diagnostics, Inc.               12,375,000
   331,000   Cholestech Corporation                   5,914,639
   785,000   Quidel Corporation                       5,188,850
---------------------------------------------------------------
                                                     23,478,489
---------------------------------------------------------------
ELECTRONIC COMPONENTS/MANUFACTURING -- 1.4%
   350,000   Artesyn Technologies, Inc.               3,258,500
   230,000   Plexus Corp.                             5,428,000
---------------------------------------------------------------
                                                      8,686,500

Number of                                             Market
  Shares                                              Value
---------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.9%
   500,000   Applied Microsystems Corporation(#)   $    625,000
   300,000   Artisan Components, Inc.                 4,980,000
---------------------------------------------------------------
                                                      5,605,000
---------------------------------------------------------------
GENOMICS -- 3.3%
   500,000   CuraGen Corporation                      8,030,000
   600,000   Sangamo BioSciences, Inc.                5,544,000
   700,000   Transgenomic, Inc.                       6,328,000
---------------------------------------------------------------
                                                     19,902,000
---------------------------------------------------------------
INDUSTRIAL AUTOMATION -- 0.3%
   640,000   Adept Technology, Inc.                   1,920,000
---------------------------------------------------------------
INFORMATION SECURITY -- 7.1%
 3,250,000   Cylink Corporation(#)                    4,972,175
   900,000   Digimarc Corporation(#)                 17,613,000
   765,000   Macrovision Corporation                 20,387,250
---------------------------------------------------------------
                                                     42,972,425
---------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.8%
    50,000   eLoyalty Corporation                       345,000
   900,000   Lightbridge, Inc.                       10,467,000
    50,000   Norstan, Inc.                              280,000
---------------------------------------------------------------
                                                     11,092,000
---------------------------------------------------------------
LASER-BASED COMPONENTS & SUBSYSTEMS -- 3.5%
 2,622,000   JDS Uniphase Corporation                15,443,580
 3,950,000   Oplink Communications, Inc.              6,122,500
---------------------------------------------------------------
                                                     21,566,080

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2002 (Unaudited)

Number of                                             Market
  Shares                                              Value
---------------------------------------------------------------
MACHINE VISION/INSPECTION -- 2.5%
   290,000   CyberOptics Corporation               $  3,761,300
   700,000   Zygo Corporation                        11,354,000
---------------------------------------------------------------
                                                     15,115,300
---------------------------------------------------------------
NETWORKING -- 3.1%
 1,380,000   Computer Network Technology
              Corporation                            18,243,600
   600,000   Larscom Incorporated -- Class A(#)         660,000
---------------------------------------------------------------
                                                     18,903,600
---------------------------------------------------------------
ORTHOPEDICS -- 1.4%
   750,000   Interpore International, Inc.            8,400,000
---------------------------------------------------------------
RESEARCH REAGENTS/INSTRUMENTATION -- 8.3%
   700,000   Array BioPharma Inc.                     9,065,000
   500,000   Caliper Technologies Corp.               6,485,000
   300,000   Molecular Devices Corporation            5,451,000
   625,000   Techne Corporation                      17,231,250
   600,000   Ventana Medical Systems, Inc.           12,150,000
---------------------------------------------------------------
                                                     50,382,250
---------------------------------------------------------------
RESPIRATORY/PATIENT MONITORING -- 0.3%
   100,000   Therasense, Inc.                         1,890,000
---------------------------------------------------------------
SEMICAP EQUIPMENT -- 4.5%
   200,000   Brooks Automation, Inc.                  9,088,000
   200,000   MKS Instruments, Inc.                    6,848,000
   200,000   Trikon Technologies, Inc.                2,936,000
   240,000   Veeco Instruments Inc.                   8,400,000
---------------------------------------------------------------
                                                     27,272,000

Number of                                             Market
  Shares                                              Value
---------------------------------------------------------------
SEMICONDUCTOR -- 7.5%
   800,000   ANADIGICS, Inc.                       $  9,872,000
   500,000   Applied Micro Circuits Corporation       4,000,000
   400,000   Centillium Communications, Inc.          4,840,000
   650,000   Conexant Systems, Inc.                   7,832,500
   300,000   EMCORE Corporation                       2,883,000
   250,000   PMC-Sierra, Inc.                         4,070,000
 1,315,000   QuickLogic Corporation(#)                6,496,100
   550,000   Vitesse Semiconductor Corporation        5,390,000
---------------------------------------------------------------
                                                     45,383,600
---------------------------------------------------------------
SOFTWARE APPLICATIONS -- 14.1%
   675,000   Documentum, Inc.                        17,178,750
 2,105,000   Epicor Software Corporation              4,841,500
 1,000,000   FirePond, Inc.                           1,100,000
   625,000   HNC Software, Inc.                      10,500,000
   700,000   MapInfo Corporation                      7,000,000
   660,000   MRO Software, Inc.                       8,210,400
   733,333   PLATO Learning, Inc.                    12,972,661
   570,000   Retek Inc.                              14,962,500
   600,000   Vastera, Inc.                            8,898,000
---------------------------------------------------------------
                                                     85,663,811
---------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 5.1%
 3,000,000   ADC Telecommunications, Inc.            12,210,000
   500,000   Advanced Fibre Communications, Inc.      9,595,000
   540,000   Tekelec                                  6,188,400
 1,620,000   Tut Systems, Inc.(#)                     2,899,800
---------------------------------------------------------------
                                                     30,893,200

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2002 (Unaudited)

OFMARKETShares                                 Value

 1/2y
-------------------------------------------------------
TEST AND MEASUREMENT -- 2.2%
  750,000  LeCroy Corporation(#)             $13,230,000
-------------------------------------------------------
THERAPEUTICS/SPECIALTY COMPOUNDS -- 5.4%
  700,000  Neose Technologies, Inc.          22,435,000
  520,000  Symyx Technologies, Inc.          10,738,000
-------------------------------------------------------
                                             33,173,000
-------------------------------------------------------
VOICE PROCESSING -- 0.7%
  800,000  Captaris Inc.                      2,768,000
   75,000  Inter-Tel, Inc.(*)                 1,385,250
-------------------------------------------------------
                                              4,153,250
-------------------------------------------------------
WIRELESS -- 10.8%
3,150,000  DMC Stratex Networks, Inc.        17,136,000
  466,000  EMS Technologies, Inc.            10,554,900
  755,000  Itron, Inc.                       22,461,250
  755,840  Proxim Corporation -- Class A      1,814,016
  300,000  RF Monolithics, Inc.               1,200,000
  900,000  Spectrian Corporation(#)          12,888,000
-------------------------------------------------------
                                             66,054,166
-------------------------------------------------------
Total Common Stock (cost $773,099,515)       603,177,384

Number of                                             Market
  Shares                                              Value
---------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.7%
---------------------------------------------------------------
INVESTMENT COMPANY -- 0.7%
 4,425,058   First American Prime Obligations
              Fund(*)                              $  4,425,058
---------------------------------------------------------------
Total Short-Term Investment (cost $4,425,058)         4,425,058
---------------------------------------------------------------
Total Investments -- 99.8% (cost $777,524,573)      607,602,442
---------------------------------------------------------------
Other Assets, less Liabilities -- 0.2%                1,073,479
---------------------------------------------------------------
NET ASSETS -- 100.0%                               $608,675,921
---------------------------------------------------------------

# Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer.

+ Fair valued and unregistered security.

f Foreign security.

* Income producing security.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

1. ORGANIZATION

Kopp Funds, Inc. (the "Company") was incorporated on June 12, 1997, as a Minnesota corporation, and is registered as an open-end, investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Kopp Emerging Growth Fund (the "Fund") is a non-diversified series of the Company. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies that Kopp Investment Advisors, Inc. (the "Advisor") believes to have the potential for superior growth. The Company's registration statement was declared effective on September 16, 1997. The Fund commenced operations on October 1, 1997.

The costs incurred in connection with the organization, initial registration and public offering of shares aggregated $96,935. The Fund is amortizing these costs over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder or any transferee will be reduced by a pro rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

The Fund has issued three classes of shares: Class A, Class C, and Class I. Each class of shares has identical rights and privileges except that each class bears its own expenses and exclusive voting rights on matters pertaining to the distribution plan for that class. Class A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge on Class A shares is 3.50% of the offering price or 3.63% of the net asset value. Investments in Class A shares above $1 million are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions within the first 24 months and 0% thereafter. The Class C shares are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions in the first year and 0% thereafter.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company or its delegate. The Board of Directors has approved the use of pricing services to assist the Fund in the determination of net asset value. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

FEDERAL INCOME TAXES

The Fund intends to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal tax provision is recorded.

At September 30, 2001, the Fund had net realized capital loss carryovers of $187,528 expiring in 2009. To the extent that the Fund realizes future net capital gains, taxable distributions to its respective shareholders will be offset by any unused capital loss carryover. The Fund incurred losses in the amount of $2,201,121 from November 1, 2000 to September 30, 2001. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2002.

INCOME AND EXPENSES

Net investment income (loss), other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

ILLIQUID OR RESTRICTED SECURITIES

As of March 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate market value of illiquid or restricted securities subject to this limitation as of March 31, 2002 was $11,622,413 which represents 1.9% of the Fund's net assets. Information concerning illiquid or restricted securities is as follows:

                                         Date
        Security            Shares     Acquired   Cost Basis
------------------------------------------------------------
Brio Software, Inc.        2,211,986   2/20/02    $5,264,527
Endocardial Solutions,
  Inc.                       762,500   2/26/02     4,575,000
------------------------------------------------------------

OTHER

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds (specific identification). Dividend income is recognized on the ex-dividend date or as soon as this information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to more closely present capital balances on a tax basis.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund were as follows:

                               Class A
                           Six Months Ended        Class A
                            March 31, 2002        Year Ended
                             (Unaudited)      September 30, 2001
                           ----------------   ------------------
Shares sold                    7,268,441          14,463,941
Shares issued to holders
  from reinvestment of
  distributions                       --           3,104,178
Shares redeemed               (6,313,114)         (8,870,945)
----------------------------------------------------------------
Net increase                     955,327           8,697,174

                               Class C
                           Six Months Ended        Class C
                            March 31, 2002        Year Ended
                             (Unaudited)      September 30, 2001
                           ----------------   ------------------
Shares sold                     528,105           1,521,173
Shares issued to holders
  from reinvestment of
  distributions                      --             118,685
Shares redeemed                (207,024)           (531,439)
----------------------------------------------------------------
Net increase                    321,081           1,108,419

                               Class I
                           Six Months Ended        Class I
                            March 31, 2002        Year Ended
                             (Unaudited)      September 30, 2001
                           ----------------   ------------------
Shares sold                     230,950             557,789
Shares issued to holders
  from reinvestment of
  distributions                      --             526,657
Shares redeemed                (117,354)           (828,879)
----------------------------------------------------------------
Net increase                    113,596             255,567

4. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended March 31, 2002, were $70,387,403 and $54,018,796, respectively. There were no purchases or sales of long-term U.S. government securities.

At March 31, 2002, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Appreciation                              $ 136,255,755
Depreciation                               (306,262,453)
-------------------------------------------------------
Net unrealized depreciation on
  investments                             $(170,006,698)

At March 31, 2002, the cost of investments for federal income tax purposes was $777,609,140.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its investment advisory agreement with the Fund, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 1.00% applied to the daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, serves as accounting services agent, administrator, and transfer agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to each class of shares pursuant to which certain distribution and shareholder servicing fees may be paid to Centennial Lakes Capital, Inc. (the "Distributor"). The Distributor is an affiliate of the Advisor. Under the terms of the Plan, each class of shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to Class A and Class I and up to 0.75% of the average daily net assets of the Fund attributable to Class C (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to all three classes (computed on an annual basis). Payments under the Plan with respect to

Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. Class C shares are currently incurring 1.00%, which represents a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Distributor currently has no intention of charging any Rule 12b-1 fees in connection with the Class I shares. The Distributor is authorized to, in turn, pay all or a portion of these fees to any registered securities dealer, financial institution, or other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses.

The Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. As of March 31, 2002, there were $566,018 of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. This amount has not been recorded as a liability in the Fund's records.

Distribution and shareholder servicing fees incurred by Class A shares for the six months ended March 31, 2002 were $262,389 and $655,973, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class A, for the six months ended March 31, 2002 were $20,165 and $50,412, respectively. The Fund was advised that the Distributor advanced $56,024 of distribution and shareholder servicing fees related to Class C shares for the six months ended March 31, 2002. Distribution and shareholder servicing fees incurred by Class C shares for the six months ended March 31, 2002 were $108,531 and $36,177, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class C, for the six months ended March 31, 2002 were $39,596 and $13,199, respectively.

The Fund was advised that the Distributor retained front-end sales charges on Class A shares of $158,298 and contingent deferred sales charges on Class C shares of $4,864 for the six months ended March 31, 2002.

6. OTHER AFFILIATES*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of March 31, 2002 amounted to $65,135,238 representing 10.7% of net assets. Transactions during the six months ended March 31, 2002 in which the issuer was an "affiliated person" are as follows:

                                  Applied         Brio                                    Larscom
                                Microsystems   Software,      Cylink       Digimarc     Incorporated     LeCroy      QuickLogic
                                Corporation       Inc.      Corporation   Corporation     Class A      Corporation   Corporation
                                ------------   ---------    -----------   -----------   ------------   -----------   -----------
September 30, 2001
 Balance
 Shares                             500,000            --     2,750,000       700,000       600,000        800,000     1,070,000
 Cost                            $2,851,806    $       --   $30,107,096   $17,005,389    $6,333,903    $20,489,347   $18,287,597
Gross Additions
 Shares                                  --     2,211,986       500,000       200,000            --             --       245,000
 Cost                            $       --    $5,264,527   $   771,473   $ 3,417,970    $       --    $        --   $ 1,363,952
Gross Deductions
 Shares                                  --            --            --            --            --         50,000            --
 Cost                            $       --    $       --   $        --   $        --    $       --    $ 2,085,969   $        --

March 31, 2002
 Balance
 Shares                             500,000     2,211,986     3,250,000       900,000       600,000        750,000     1,315,000
 Cost                            $2,851,806    $5,264,527   $30,878,569   $20,423,359    $6,333,903    $18,403,378   $19,651,549
--------------------------------------------------------------------------------------------------------------------------------
Realized loss                    $        0    $        0   $         0   $         0    $        0    $(1,235,482)  $         0
--------------------------------------------------------------------------------------------------------------------------------
Investment income                $        0    $        0   $         0   $         0    $        0    $         0   $         0
--------------------------------------------------------------------------------------------------------------------------------


                                 Spectrian         Tut
                                Corporation   Systems, Inc.      Total
                                -----------   -------------      -----
September 30, 2001
 Balance
 Shares                             900,000        250,000       7,570,000
 Cost                           $20,844,352    $10,417,577    $126,337,067
Gross Additions
 Shares                                  --      2,150,000       5,306,986
 Cost                           $        --    $ 2,777,016    $ 13,594,938
Gross Deductions
 Shares                                  --        780,000         830,000
 Cost                           $    89,086**  $   980,535    $  3,155,590
March 31, 2002
 Balance
 Shares                             900,000      1,620,000      12,046,986
 Cost                           $20,755,266    $12,214,058    $136,776,415
---------------------------------------------------------------------------
Realized loss                   $         0    $    (9,507)   $ (1,244,989)
---------------------------------------------------------------------------
Investment income               $         0    $         0    $          0
---------------------------------------------------------------------------

 * As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Advisor, Fund, Company, or any other client of the Advisor.

** Adjustment to cost basis due to receipt of class action settlement.

7. LINE OF CREDIT

The Fund has a $50,000,000 secured line of credit with U.S. Bank, N.A. The interest rate on any borrowings is the Bank's announced prime rate and borrowings would be for liquidity purposes. The Fund pays a commitment fee equal to the amount of the line at a rate of 0.12% per annum. During the six months ended March 31, 2002, the Fund did not draw upon the line of credit.

[KOPP FUND LOGO]
(C)2002 Kopp Investment Advisors, Inc.

DIRECTORS

LeRoy C. Kopp
Robert L. Stehlik
Thomas R. Stuart

OFFICERS

LeRoy C. Kopp, Chief Executive Officer and President
John P. Flakne, Chief Financial Officer and Treasurer
Kathleen S. Tillotson, Executive Vice President and Secretary
Gregory S. Kulka, First Vice President

INVESTMENT ADVISER

KOPP INVESTMENT ADVISORS, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435
                                                            EMERGING GROWTH FUND

ADMINISTRATOR AND TRANSFER AGENT                         SEMI-ANNUAL REPORT 2002

U.S. BANCORP FUND SERVICES, LLC

For Overnight deliveries,    For regular mail deliveries,
use:                         use:
Kopp Funds, Inc.             Kopp Funds, Inc.
c/o U.S. Bancorp Fund        c/o U.S. Bancorp Fund
  Services, LLC              Services, LLC
Third Floor                  P.O. Box 701
615 E. Michigan Street       Milwaukee, WI 53201-0701
Milwaukee, WI 53202

CUSTODIAN

U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH 45202

DISTRIBUTOR

CENTENNIAL LAKES CAPITAL, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435

INDEPENDENT AUDITORS

PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 N. Water Street
Milwaukee, WI 53202

Kopp Funds is distributed by Centennial Lakes Capital, Inc., a member of the NASD and an affiliate of Kopp Investment Advisors, Inc. and the Fund.